Fair Value (Details 2) (Residential mortgage-backed securities, USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Residential mortgage-backed securities
Reconciliation of activity for mortgage-backed securities on a net basis
Balance at the beginning of the period	$ 32,860
Principal paydowns	(5,440)
Total unrealized gains (losses) included in:
Other comprehensive income	1,806
Impairment realized in earnings	(1,374)
Balance at the end of the period	$ 27,852